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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 16, 2004
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

             DIAMOND JO, LLC                    PENINSULA GAMING, LLC                   PENINSULA GAMING CORP.
                                                                                     (Formerly the Old Evangeline
                                                                                          Downs Capital Corp.)
 (Exact name of registrant as specified     (Exact name of registrant as             (Exact name of registrant as
             in its charter)                  specified in its charter)                 specified in its charter)

                DELAWARE                              DELAWARE                                 DELAWARE
     (State or other jurisdiction of       (State or other jurisdiction of         (State or other jurisdiction of
     incorporation or organization)        incorporation or organization)           incorporation or organization)

               42-1483875                            20-0800583                               25-1902805
  (I.R.S. Employer Identification No.)  (I.R.S. Employer Identification No.)     (I.R.S. Employer Identification No.)


                              3rd Street Ice Harbor
                                  P.O. Box 1750
                            Dubuque, Iowa 52001-1750
               (Address of executive offices, including zip code)

                          (563) 583-7005 (Registrant's
                     telephone number, including area code)


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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On August 16, 2004, Peninsula Gaming, LLC issued a press release announcing earnings for the quarter ended June 30, 2004. A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated in this Item 12 by reference. The information in this Current Report on Form 8-K and the attached press release shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be incorporated by reference in any filing under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                            PENINSULA GAMING, LLC


                                            By:  /s/ M. Brent Stevens
                                            -----------------------------------
                                            Name:  M. Brent Stevens
                                            Title: Chief Executive Officer



                                            DIAMOND JO, LLC


                                            By:  /s/ M. Brent Stevens
                                            -----------------------------------
                                            Name:  M. Brent Stevens
                                            Title: Chief Executive Officer




                                            PENINSULA GAMING CORP.


                                            By: /s/ M. Brent Stevens
                                            -----------------------------------
                                            Name:   M. Brent Stevens
                                            Title:  Chief Executive Officer



Date: August 18, 2004

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                                  EXHIBIT INDEX

Exhibit
Number
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 99.1 -   Press release, dated August 16, 2004, issued by Peninsula Gaming, LLC.